SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 JANUARY 1, 2005
                                 ---------------
               (Date of Report - Date of Earliest Event Reported)


                                  UNICORP, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


                2-73389                                75-1764386
                -------                                ----------
        (Commission File Number)           (IRS Employer Identification No.)


               1117 Herkimer Street, Suite 110, Houston, TX 77008
               --------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (713) 802-2944
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Since July 29, 2004, Kevan M. Casey has served as Chairman of the Board of Directors and Chief Executive Officer of Unicorp, Inc. (the "Company"). On January 1, 2005, the Company and Mr. Casey entered into an employment agreement where the Company agreed to employ Mr. Casey as the Chief Executive Officer, commencing on January 1, 2005 and terminating on December 31, 2005. Mr. Casey shall have the right to terminate his employment agreement at any time and for no stated reason. The Company may terminate his employment agreement only upon Casey's disability, death or with cause. The employment agreement entitles Mr. Casey to a monthly base salary of $8,000, and eligibility to receive a bonus of $6,500 for every successful oil or gas well that is drilled and completed.

     Under the employment agreement, Mr. Casey received a non-qualified five-year option to purchase 240,000 shares of Company common stock at an exercise price of $1.00 per share, which option vested on January 1, 2005. The employment agreement also provides for car, health plan and home office allowances.

     If Mr. Casey's employment is terminated without cause, he shall receive $96,000 payable in twelve monthly installments, all unreimbursed expenses, and any bonus earned as of his termination date.

     Mr. Casey's employment agreement contains confidentiality provisions consistent with his fiduciary duty obligations owed to the Company.

     Since July 29, 2004, Carl A. Chase has served as Secretary and Treasurer and was elected to the Board of Directors on September 20, 2004. On January 1, 2005, the Company and Mr. Chase entered into an employment agreement where the Company agreed to employ Mr. Chase as the Chief Financial Officer, commencing on January 1, 2005 and terminating on December 31, 2005. Mr. Chase or the Company shall have the right to terminate his employment agreement at any time and for no stated reason. The employment agreement entitles Mr. Chase to a monthly base salary of $500.

     Under the employment agreement, Mr. Chase received a non-qualified five-year option to purchase 120,000 shares of Company common stock at an exercise price of $1.00 per share which option vested on January 1, 2005.

     Mr. Chase's employment agreement contains confidentiality provisions consistent with his fiduciary duty obligations owed to the Company.


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
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     10.1     Employment Agreement - Mr. Kevan M. Casey

     10.2     Employment Agreement - Mr. Carl A. Chase


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  January 5, 2005                 UNICORP, INC.
                                        -------------
                                        (Registrant)


                                        By: /s/ KEVAN M. CASEY
                                        ----------------------
                                        Kevan M. Casey, Chief Executive Officer


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
                                  EXHIBIT INDEX

EXHIBIT  NO.       IDENTIFICATION OF EXHIBIT
-----------        -------------------------

10.1               Employment Agreement - Mr. Kevan M. Casey

10.2               Employment Agreement - Mr. Carl A. Chase


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